UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AbbVie Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

On March 20, 2023, AbbVie Inc. filed its Definitive Proxy Statement on Schedule 14A, including the related proxy cards, with the Securities and Exchange Commission.  The purpose of this supplement is to file revised proxy cards, which correct an administrative error related to the voting options for director nominees.

abbvie

ABBVIE INC.
1 NORTH WAUKEGAN ROAD
NORTH CHICAGO, IL 60064

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, May 4, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ABBV2023**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, May 4, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V07991-P86462 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ABBVIE INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	Election of Class II Directors			
	Nominees:			
	1a. Robert J. Alpern	☐	☐	☐
	1b. Melody B. Meyer	☐	☐	☐
	1c. Frederick H. Waddell	☐	☐	☐
2.	Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2023	☐	☐	☐
3.	Say on Pay – An advisory vote on the approval of executive compensation	☐	☐	☐
4.	Approval of a management proposal regarding amendment of the certificate of incorporation to eliminate supermajority voting	☐	☐	☐

The Board of Directors recommends you vote AGAINST the shareholder proposals:

		For	Against	Abstain
5.	Stockholder Proposal – to Implement Simple Majority Vote	☐	☐	☐
6.	Stockholder Proposal – to Issue an Annual Report on Political Spending	☐	☐	☐
7.	Stockholder Proposal – to Issue an Annual Report on Lobbying	☐	☐	☐
8.	Stockholder Proposal – to Issue a Report on Patent Process	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V07992-P86462 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. ABBVIE INC. Annual Meeting of Stockholders May 5, 2023 9:00 AM CT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Richard A. Gonzalez and Perry C. Siatis, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AbbVie Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM CT on Friday, May 5, 2023, held virtually at www.virtualshareholdermeeting.com/ABBV2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side abbvie

ABBVIE INC.
1 NORTH WAUKEGAN ROAD
NORTH CHICAGO, IL 60064

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, May 2, 2023. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Tuesday, May 2, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V07993-P86462 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ABBVIE INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	Election of Class II Directors			
	Nominees:			
1a.	Robert J. Alpern	☐	☐	☐
1b.	Melody B. Meyer	☐	☐	☐
1c.	Frederick H. Waddell	☐	☐	☐
2.	Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2023	☐	☐	☐
3.	Say on Pay – An advisory vote on the approval of executive compensation	☐	☐	☐
4.	Approval of a management proposal regarding amendment of the certificate of incorporation to eliminate supermajority voting	☐	☐	☐

The Board of Directors recommends you vote AGAINST the shareholder proposals:

		For	Against	Abstain
5.	Stockholder Proposal – to Implement Simple Majority Vote	☐	☐	☐
6.	Stockholder Proposal – to Issue an Annual Report on Political Spending	☐	☐	☐
7.	Stockholder Proposal – to Issue an Annual Report on Lobbying	☐	☐	☐
8.	Stockholder Proposal – to Issue a Report on Patent Process	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V07994-P86462 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. ABBVIE INC. ABBVIE SAVINGS PLAN Annual Meeting of Stockholders May 5, 2023 9:00 AM CT This proxy is solicited by the Board of Directors Participants in the AbbVie Savings Plan will receive a voting instruction card for their shares of AbbVie Inc. common stock held in the AbbVie Savings Plan Trust. The Trust is administered by both a trustee and an investment committee. The trustee is Empower Trust Company, LLC. The members of the investment committee are Demetris Crum, Wayne Klintworth, and William H.S. Preece, employees of AbbVie. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares of AbbVie common stock for which no voting instructions are received. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side